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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

            Quarterly report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

                        Date of Report: December 4, 2000

                        Commission file number 000-23266


                               UroMed Corporation
             (Exact name of registrant as specified in its charter)


    Massachusetts                                                04 - 3104185
   (State or other jurisdiction of                            (I.R.S. Employer
    incorporation or organization)                          Identification No.)





                           1400 Providence Highway
                              Norwood, MA 02062
                              (Address of principal
                               executive offices)


                                 (781) 762-2080
              (Registrant's telephone number, including area code)





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Item 5.  Other Events

     On December 4, 2000, the registrant issued a press release announcing its common stock listing on the over-the-counter bulletin board and its delisting from the Nasdaq SmallCap Market. This will be effective with the opening of business on December 6, 2000. The ticker symbol for the Company's common stock will remain URMD.




Item 7. Exhibits

        Exhibit Number   Description
        --------------   ------------
           99.1          Press Release issued December 4, 2000 announcing
                         UroMed Corporation's move to the Over-the-Counter
                         Bulletin Board ("OTCBB").




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           SIGNATURES

      Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             UroMed Corporation


           Date: December 4, 2000                 /s/ Daniel Muscatello
                --------------               ----------------------------------
                                             Daniel Muscatello, President and
                                             Chief Executive Officer


           Date: December 4, 2000                 /s/ Domenic C. Micale
                --------------              -----------------------------------
                                             Domenic C. Micale, Vice President
                                             of Finance and Administration, and
                                             Treasurer